UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2022

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

MM-1 Second Amendment to Loan and Servicing Agreement

On March 4, 2022, FS CREIT Finance MM-1 LLC, or MM-1, an indirect wholly owned special-purpose financing subsidiary of FS Credit Real Estate Income Trust, Inc., or the Company, entered into the Second Amendment to Loan and Servicing Agreement, or Second Amendment to Loan and Servicing Agreement, amending the Loan and Servicing Agreement dated September 20, 2021, with MM-1, as the borrower and portfolio asset servicer, FS CREIT Finance Holdings LLC, Wells Fargo Bank, National Association, as the administrative agent and the collateral custodian, Massachusetts Mutual Life Insurance Company, or Mass Mutual, and the other lenders from time to time party thereto, and Mass Mutual as the facility servicer.

The Second Amendment to Loan and Servicing Agreement provides for, among other things: (i) an increase to the committed amount from $250 million to $500 million and (ii) a decrease of the interest rate spread from 210 basis points to 205 basis points per annum. This follows the First Amendment to Loan and Servicing Agreement dated February 23, 2022, pursuant to which the committed amount was increased from $200 million to $250 million under the accordion feature provided under the original Loan and Servicing Agreement, prior to the amendments described herein.

The material terms of the Loan and Servicing Agreement described above are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Second Amendment to Loan and Servicing Agreement, dated as of March 4, 2022, by and among FS CREIT Finance MM-1 LLC, Massachusetts Mutual Life Insurance Company and the other lenders from time to time, Wells Fargo Bank, National Association, and FS CREIT Finance Holdings, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: March 7, 2022	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary